Deferred leasehold inducement	12 Months Ended
Dec. 31, 2012
Other Liabilities Disclosure [Abstract]
Other Liabilities Disclosure [Text Block]
9.	Deferred leasehold inducement:

At the inception of the Company’s leases, the Company received cash tenant improvement allowances and rent-free periods amounting to $1,840 from the landlord which were being amortized on a straight-line basis over the terms of the leases. Included in the leasehold inducement balance was a $226 allowance collateralized with a letter of credit (note 5), and is repayable over 10 years with interest at 10% per annum on the declining balance at approximately $37 per annum. On October 31, 2012, the Company terminated the lease agreement relating to certain redundant facilities and settled the balance of the allowance in December 2012 (note 13(a) and 16).